OIL AND NATURAL GAS SALES	12 Months Ended
Dec. 31, 2016
OIL AND NATURAL GAS SALES
OIL AND NATURAL GAS SALES

9) OIL AND NATURAL GAS SALES

($ thousands)	2016	2015	2014
Oil and natural gas sales	$882,126	$1,052,382	$1,849,312
Royalties(1)	(159,394)	(167,990)	(323,118)
Oil and natural gas sales, net of royalties	$722,732	$884,392	$1,526,194

(1)Royalties above do not include production taxes which are reported separately on the Consolidated Statements of Income/(Loss).